UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876
                                   ----------

                           TEMPLETON CHINA WORLD FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                               [GRAPHIC OMITTED]

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                                                    |      AUGUST 31, 2005
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       ANNUAL REPORT AND SHAREHOLDER LETTER         |       INTERNATIONAL
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                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                                    TEMPLETON
                                CHINA WORLD FUND       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton China World Fund ................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   26

Report of Independent Registered Public Accounting Firm ...................   36

Tax Designation ...........................................................   37

Board Members and Officers ................................................   39

Shareholder Information ...................................................   45

--------------------------------------------------------------------------------
ANNUAL REPORT

TEMPLETON CHINA WORLD FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2005.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton China World Fund - Class A delivered a +21.85% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) China Index, which posted a 28.59% cumulative total return.(1) For comparison, the Standard & Poor's/International Finance Corporation (S&P/IFC) Investable China Index posted a 26.60% cumulative total return for the same period.(2) In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 8. For example, for the 10-year period ended August 31, 2005, the Fund's Class A shares delivered a +136.75% cumulative total return, compared with the MSCI China Index's -47.94% cumulative total return for the same period.(3) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

(1) Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Standard & Poor's Micropal. The S&P/IFC Investable China Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of equity securities in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3) Source: Standard & Poor's Micropal. As of 8/31/05, the Fund's 10-year average annual total return not including sales charges was 9.00%, compared with -6.32% average annual total return for the MSCI China Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

China's economy expanded an annualized 9.5% in the second quarter of 2005 compared with the second quarter of 2004, slightly surpassing the annualized, year-over-year 9.4% recorded in the preceding quarter mainly due to strong exports and industrial output.(4) Despite few signs of slowing economic growth in China, government measures, including an interest rate rise in October 2004 to cool the economy and tame inflation, showed positive results in some areas. August's inflation rose 1.3%, considerably lower than the 5.3% reached in August 2004.(4) Urban fixed asset investment grew 27% year-over-year for the eight month period ended August 2005, well below the two-year high of 53% in February 2004.(4) China replaced the yuan's peg to the U.S. dollar with a managed float against a basket of currencies, which could result in a fully convertible currency in the future. As a result, the yuan appreciated 2.1% against the U.S. dollar for the year under review.(5)

Hong Kong continued to report strong economic data during the period. In 2005, second quarter gross domestic product (GDP) grew an annualized 6.8% year-over-year after a revised 6.2% annualized year-over-year growth in the first quarter of the year.(6) Main growth drivers included strong exports and private consumption. The government forecasts a GDP growth rate between 4.5% and 5.5% for 2005.(6) Private consumption was up 2.7% year-over-year in the second quarter while exports were up 11% year-over-year for the first eight months of 2005.(6) Inflation also picked up during the period as higher rents pushed inflation up 1.4% year-over-year in August, bringing the rate to 0.8% for the January-August period.(6) Unemployment continued on a downward trend with the unemployment rate registering 5.7% for the four-month period ended August 2005, the lowest in nearly four years.(6)

Taiwan's economic growth accelerated to an annualized 3.0% year-over-year in the second quarter of 2005, from 2.5% annualized in the first quarter.(7) While private consumption and government expenditure supported GDP growth, exports remained weak. Unemployment continued to improve with August's rate registering a four-year low of 4.1%.(7) Sluggish exports and higher imports as a result of high oil prices resulted in a 79% year-over-year drop to US$1.2 billion in Taiwan's trade surplus for the eight months ended August 2005.(8) Exports rose 7% year-over-year, while imports increased 11% year-over-year for the eight months.(8)

(4)   Source: National Bureau of Statistics, China.

(5)   Source: IDC/Exshare, FactSet Research Systems Inc.

(6)   Source: Census and Statistics Department, Hong Kong.

(7)   Source: Directorate General of Taiwan.

(8)   Source: Ministry of Finance, Taiwan.


4 | Annual Report

While the China and Hong Kong markets performed in line with their regional counterparts, their performances lagged the broader MSCI Emerging Markets Index.(9) Chinese markets were initially affected by rising U.S. interest rates and high oil prices. However, speculation surrounding the yuan's imminent revaluation and the region's strong economic growth continued to attract inflows into China and Hong Kong. As a result the MSCI China and MSCI Hong Kong Indexes returned 28.59% and 22.59% in U.S. dollar terms.(10) The MSCI Taiwan Index, however, ended the period up 10.96% in U.S. dollar terms.(11) China's passing of the anti-secession law, which allows it to use force against Taiwan in the event that the latter demands independence from China, adversely impacted stock prices. However, in the second quarter of 2005, the Taiwan market benefited from MSCI index rebalancing, which increased the island's weighting in the indexes and resulted in greater portfolio inflows, contributing to the MSCI Taiwan Index's return. A weakening U.S. dollar against the Taiwanese dollar also enhanced the market's gains when converted into U.S. dollars.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

During the period under review, strong stock selection was a key driver behind Templeton China World Fund's positive returns despite the Fund's underper-formance compared with its benchmark, the MSCI China Index. For example, within the capital goods and transportation sectors, an overweighted stake in China International Marine Containers (CIMC), as well as underweighted

(9) The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

(10) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI China Index. The MSCI Hong Kong Index is a free float-adjusted, market-capitalization weighted index designed to measure equity market performance in Hong Kong. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(11) Source: Standard & Poor's Micropal. The MSCI Taiwan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Taiwan. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

China ..........................................   31.2%
Hong Kong ......................................   23.2%
Taiwan .........................................   22.5%
U.K ............................................    5.4%
South Korea ....................................    2.4%
Bermuda ........................................    0.2%
Short-Term Investments & Other Net Assets ......   15.1%


                                                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
8/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.
(USD Traded)                                                                8.7%
  FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. fgn.                                          7.0%
  WIRELESS TELECOMMUNICATION SERVICES,
  CHINA
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                           5.4%
  COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
China Petroleum & Chemical Corp., H                                         4.5%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                                   4.1%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                      4.1%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Acer Inc.                                                                   3.5%
  COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
China Resources Enterprise Ltd.                                             3.0%
  DISTRIBUTORS, CHINA
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                    2.9%
  ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
Mega Financial Holdings Co. Ltd.                                            2.7%
  COMMERCIAL BANKS, TAIWAN
--------------------------------------------------------------------------------

exposure to CITIC Pacific and Zhejiang Expressway (bought and sold during the period) significantly impacted the Fund's performance relative to the Fund's benchmark.(12) CIMC is the largest manufacturer of marine containers globally and benefited from China's robust exports and shipping activity during the period.

In addition to the aforementioned companies, major contributors to performance were the Fund's positions in Dairy Farm International Holdings and Hongkong & Shanghai Hotels, which are not in the index. Dairy Farm operates supermarkets, drugstores, convenience stores and restaurants in Asia. The stock performed extremely well mainly due to greater private consumption in the region. Hongkong & Shanghai Hotels operates nine hotels, including the Peninsula Hotel in Hong Kong, and is also involved in property investment. A revival in Hong Kong's tourism industry and property market boosted the company's earnings and performance. An overweighted stake in the real estate sector further bolstered Fund performance during the review period.

Detracting from the Fund's relative performance were underweighted exposure to the energy and telecommunication services sectors and an overweighted position in financials.(13) The most notable underweightings that impacted Fund performance were PetroChina and China Mobile and no exposure to CNOOC. The Fund did not invest in CNOOC as our analysis indicated that PetroChina represented a better value. Therefore, we continued to increase our exposure to the energy sector by adding to our existing position in PetroChina. We limited our exposure to China Mobile because the stock's good performance during the period resulted in higher valuations and according to our strategy made it less compelling for us to increase the Fund's exposure to the stock.

During the last 12 months, we increased the Fund's geographic exposure to most markets in our portfolio. We made substantial additions in Hong Kong, Taiwan and China H shares (Hong Kong-listed companies). Among the purchases during the period were shares of Hopewell Holdings, PetroChina and Taiwan Semiconductor Manufacturing Company (TSMC). Hopewell invests in infrastructure projects, property developments and investments, hotel operations and management, restaurant operations and food catering, construction, and project management. PetroChina has a dominant market

(12) In the SOI, the capital goods sector comprises electrical equipment and instruments, industrial conglomerates, and machinery; the transportation sector comprises air freight and logistics, airlines, and transportation infrastructure.

(13) In the SOI, the energy sector comprises oil, gas and consumable fuels; the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services; and the financials sector comprises commercial banks capital markets and real estate.


6 | Annual Report
share in upstream oil and gas businesses with huge proven reserves in China. TSMC is a leading global integrated circuit producer. The Fund also made an additional investment in South Korea, with the purchase of LG Corporation stock, thereby increasing its exposure to industrial conglomerates. The Fund's exposure to the U.K. also grew due to its increased investment in HSBC Holdings, one of the world's largest banking and financial services organizations.

On the sell side, the Fund reduced its exposure to select China Red Chip shares (Hong Kong-listed companies with significant exposure to China) as they reached our sale targets. These included China Merchants Holdings, a conglomerate specializing in infrastructure, and Cosco Pacific, a dominant player in the container leasing business. The Fund's largest sale was Henderson China Holdings as a result of its privatization by parent company Henderson Land. The company is involved in property development and property investment in China.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Mark Mobius

                      Mark Mobius
                      Portfolio Manager
                      Templeton China World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TCWAX)                        CHANGE      8/31/05      8/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.70       $21.67       $17.97
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1895
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TCWBX)                        CHANGE      8/31/05      8/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.63       $21.47       $17.84
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1152
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TCWCX)                        CHANGE      8/31/05      8/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.64       $21.49       $17.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1055
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TACWX)                  CHANGE      8/31/05      8/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.75       $21.78       $18.03
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.2269
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                     1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)                 + 21.85%      +107.21%      + 136.75%
--------------------------------------------------------------------------------
Average Annual Total Return(3)             + 14.85%      + 14.32%      +   8.36%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)             $11,485       $19,530       $ 22,314
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)        + 16.28%      + 17.00%      +   8.73%
--------------------------------------------------------------------------------
CLASS B                                     1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)                 + 21.12%      +100.41%      + 122.38%
--------------------------------------------------------------------------------
Average Annual Total Return(3)             + 17.12%      + 14.69%      +   8.32%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)             $11,712       $19,841       $ 22,238
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)        + 18.55%      + 17.39%      +   8.70%
--------------------------------------------------------------------------------
CLASS C                                     1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)                 + 21.10%      +100.48%      + 119.60%
--------------------------------------------------------------------------------
Average Annual Total Return(3)             + 20.10%      + 14.93%      +   8.18%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)             $12,010       $20,048       $ 21,960
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)        + 21.65%      + 17.61%      +   8.56%
--------------------------------------------------------------------------------
ADVISOR CLASS                               1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)                 + 22.31%      +111.06%      + 146.71%
--------------------------------------------------------------------------------
Average Annual Total Return(3)             + 22.31%      + 16.11%      +   9.45%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)             $12,231       $21,106       $ 24,671
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)        + 23.75%      + 18.82%      +   9.82%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------
 CLASS A                 8/31/05
--------------------------------
 1-Year                  +14.85%
--------------------------------
 5-Year                  +14.32%
--------------------------------
 10-Year                  +8.36%
--------------------------------

TEMPLETON CHINA WORLD FUND-CLASS A*

Total Return Index Comparison

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                TEMPLETON CHINA           MSCI CHINA
          DATE                WORLD FUND-CLASS A*          INDEX(6)
        9/1/1995                    $9,425                 $10,000
        9/30/1995                   $9,522                  $9,565
        10/31/1995                  $9,428                  $8,972
        11/30/1995                  $9,375                  $8,340
        12/31/1995                  $9,568                  $7,954
        1/31/1996                  $10,646                  $9,172
        2/29/1996                  $10,536                  $9,444
        3/31/1996                  $10,226                  $9,010
        4/30/1996                  $10,468                  $8,533
        5/31/1996                  $10,558                  $8,925
        6/30/1996                  $10,689                  $9,067
        7/31/1996                  $10,572                  $8,750
        8/31/1996                  $10,694                  $8,721
        9/30/1996                  $10,984                  $8,621
        10/31/1996                 $11,476                  $8,409
        11/30/1996                 $12,903                  $9,380
        12/31/1996                 $13,383                 $10,934
        1/31/1997                  $13,250                 $10,691
        2/28/1997                  $13,352                 $11,006
        3/31/1997                  $12,897                 $10,688
        4/30/1997                  $13,414                 $12,100
        5/31/1997                  $14,030                 $11,963
        6/30/1997                  $13,799                 $12,231
        7/31/1997                  $14,579                 $13,906
        8/31/1997                  $14,356                 $14,726
        9/30/1997                  $14,167                 $12,277
        10/31/1997                  $9,954                 $10,283
        11/30/1997                  $9,547                  $8,422
        12/31/1997                  $9,330                  $8,173
        1/31/1998                   $7,437                  $6,094
        2/28/1998                   $9,648                  $8,256
        3/31/1998                   $9,506                  $8,043
        4/30/1998                   $8,736                  $7,215
        5/31/1998                   $7,376                  $6,268
        6/30/1998                   $6,835                  $5,291
        7/31/1998                   $6,441                  $4,333
        8/31/1998                   $5,719                  $3,160
        9/30/1998                   $6,334                  $4,525
        10/31/1998                  $7,754                  $4,975
        11/30/1998                  $8,066                  $5,134
        12/31/1998                  $7,495                  $4,710
        1/31/1999                   $6,734                  $3,835
        2/28/1999                   $6,722                  $3,672
        3/31/1999                   $7,334                  $4,171
        4/30/1999                   $9,065                  $5,219
        5/31/1999                   $8,529                  $5,231
        6/30/1999                   $9,820                  $7,682
        7/31/1999                   $9,284                  $6,722
        8/31/1999                   $9,148                  $6,668
        9/30/1999                   $8,595                  $6,402
        10/31/1999                  $8,511                  $5,885
        11/30/1999                  $9,406                  $5,773
        12/31/1999                 $10,466                  $5,338
        1/31/2000                  $10,241                  $5,105
        2/29/2000                  $10,598                  $4,168
        3/31/2000                  $11,088                  $4,264
        4/30/2000                   $9,873                  $4,666
        5/31/2000                   $9,544                  $4,749
        6/30/2000                  $10,139                  $5,384
        7/31/2000                  $10,485                  $5,282
        8/31/2000                  $10,765                  $5,067
        9/30/2000                  $10,028                  $4,451
        10/31/2000                  $9,063                  $4,243
        11/30/2000                  $8,907                  $3,678
        12/31/2000                  $9,274                  $3,708
        1/31/2001                   $9,758                  $4,246
        2/28/2001                  $10,186                  $3,859
        3/31/2001                   $9,720                  $3,233
        4/30/2001                  $10,118                  $3,561
        5/31/2001                  $10,936                  $3,658
        6/30/2001                  $10,749                  $3,779
        7/31/2001                   $9,605                  $3,267
        8/31/2001                   $9,102                  $2,560
        9/30/2001                   $8,630                  $2,473
        10/31/2001                  $9,309                  $2,536
        11/30/2001                  $9,421                  $2,783
        12/31/2001                  $9,169                  $2,792
        1/31/2002                   $9,603                  $2,530
        2/28/2002                   $9,910                  $2,551
        3/31/2002                  $10,236                  $2,694
        4/30/2002                  $10,902                  $2,812
        5/31/2002                  $11,294                  $2,855
        6/30/2002                  $11,056                  $2,759
        7/31/2002                  $10,710                  $2,639
        8/31/2002                  $10,335                  $2,587
        9/30/2002                  $10,019                  $2,381
        10/31/2002                 $10,121                  $2,395
        11/30/2002                 $10,452                  $2,494
        12/31/2002                 $10,722                  $2,400
        1/31/2003                  $11,300                  $2,515
        2/28/2003                  $11,561                  $2,452
        3/31/2003                  $11,427                  $2,358
        4/30/2003                  $11,481                  $2,361
        5/31/2003                  $12,442                  $2,662
        6/30/2003                  $12,850                  $2,833
        7/31/2003                  $14,046                  $3,114
        8/31/2003                  $14,788                  $3,321
        9/30/2003                  $14,818                  $3,347
        10/31/2003                 $16,113                  $3,855
        11/30/2003                 $16,122                  $3,894
        12/31/2003                 $17,992                  $4,501
        1/31/2004                  $18,471                  $4,473
        2/29/2004                  $19,622                  $4,751
        3/31/2004                  $18,572                  $4,351
        4/30/2004                  $16,982                  $3,782
        5/31/2004                  $17,573                  $4,042
        6/30/2004                  $17,705                  $4,017
        7/31/2004                  $17,480                  $4,032
        8/31/2004                  $18,305                  $4,049
        9/30/2004                  $18,906                  $4,349
        10/31/2004                 $18,764                  $4,243
        11/30/2004                 $20,122                  $4,670
        12/31/2004                 $20,338                  $4,587
        1/31/2005                  $19,874                  $4,487
        2/29/2005                  $21,120                  $4,819
        3/31/2005                  $20,698                  $4,571
        4/30/2005                  $20,832                  $4,589
        5/31/2005                  $21,224                  $4,634
        6/30/2005                  $21,532                  $4,827
        7/31/2005                  $22,653                  $5,178
        8/31/2005                  $22,314                  $5,206

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
CLASS B                  8/31/05
--------------------------------
1-Year                   +17.12%
--------------------------------
5-Year                   +14.69%
--------------------------------
10-Year                   +8.32%
--------------------------------

TEMPLETON CHINA WORLD FUND-CLASS B*

Total Return Index Comparison

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                TEMPLETON CHINA           MSCI CHINA
          DATE                WORLD FUND-CLASS B*          INDEX(6)
        9/1/1995                   $10,000                 $10,000
        9/30/1995                  $10,098                  $9,565
        10/31/1995                  $9,980                  $8,972
        11/30/1995                  $9,919                  $8,340
        12/31/1995                 $10,114                  $7,954
        1/31/1996                  $11,247                  $9,172
        2/29/1996                  $11,126                  $9,444
        3/31/1996                  $10,793                  $9,010
        4/30/1996                  $11,043                  $8,533
        5/31/1996                  $11,133                  $8,925
        6/30/1996                  $11,265                  $9,067
        7/31/1996                  $11,135                  $8,750
        8/31/1996                  $11,258                  $8,721
        9/30/1996                  $11,558                  $8,621
        10/31/1996                 $12,049                  $8,409
        11/30/1996                 $13,541                  $9,380
        12/31/1996                 $14,032                 $10,934
        1/31/1997                  $13,886                 $10,691
        2/28/1997                  $13,986                 $11,006
        3/31/1997                  $13,501                 $10,688
        4/30/1997                  $14,034                 $12,100
        5/31/1997                  $14,671                 $11,963
        6/30/1997                  $14,420                 $12,231
        7/31/1997                  $15,228                 $13,906
        8/31/1997                  $14,987                 $14,726
        9/30/1997                  $14,781                 $12,277
        10/31/1997                 $10,346                 $10,283
        11/30/1997                  $9,918                  $8,422
        12/31/1997                  $9,678                  $8,173
        1/31/1998                   $7,710                  $6,094
        2/28/1998                   $9,998                  $8,256
        3/31/1998                   $9,845                  $8,043
        4/30/1998                   $9,042                  $7,215
        5/31/1998                   $7,630                  $6,268
        6/30/1998                   $7,066                  $5,291
        7/31/1998                   $6,654                  $4,333
        8/31/1998                   $5,906                  $3,160
        9/30/1998                   $6,537                  $4,525
        10/31/1998                  $7,991                  $4,975
        11/30/1998                  $8,309                  $5,134
        12/31/1998                  $7,714                  $4,710
        1/31/1999                   $6,927                  $3,835
        2/28/1999                   $6,910                  $3,672
        3/31/1999                   $7,536                  $4,171
        4/30/1999                   $9,311                  $5,219
        5/31/1999                   $8,755                  $5,231
        6/30/1999                  $10,076                  $7,682
        7/31/1999                   $9,521                  $6,722
        8/31/1999                   $9,376                  $6,668
        9/30/1999                   $8,803                  $6,402
        10/31/1999                  $8,710                  $5,885
        11/30/1999                  $9,621                  $5,773
        12/31/1999                 $10,694                  $5,338
        1/31/2000                  $10,459                  $5,105
        2/29/2000                  $10,818                  $4,168
        3/31/2000                  $11,313                  $4,264
        4/30/2000                  $10,067                  $4,666
        5/31/2000                   $9,726                  $4,749
        6/30/2000                  $10,327                  $5,384
        7/31/2000                  $10,674                  $5,282
        8/31/2000                  $10,953                  $5,067
        9/30/2000                  $10,197                  $4,451
        10/31/2000                  $9,210                  $4,243
        11/30/2000                  $9,045                  $3,678
        12/31/2000                  $9,411                  $3,708
        1/31/2001                   $9,897                  $4,246
        2/28/2001                  $10,326                  $3,859
        3/31/2001                   $9,848                  $3,233
        4/30/2001                  $10,245                  $3,561
        5/31/2001                  $11,069                  $3,658
        6/30/2001                  $10,874                  $3,779
        7/31/2001                   $9,710                  $3,267
        8/31/2001                   $9,196                  $2,560
        9/30/2001                   $8,714                  $2,473
        10/31/2001                  $9,392                  $2,536
        11/30/2001                  $9,500                  $2,783
        12/31/2001                  $9,240                  $2,792
        1/31/2002                   $9,671                  $2,530
        2/28/2002                   $9,976                  $2,551
        3/31/2002                  $10,299                  $2,694
        4/30/2002                  $10,963                  $2,812
        5/31/2002                  $11,353                  $2,855
        6/30/2002                  $11,107                  $2,759
        7/31/2002                  $10,753                  $2,639
        8/31/2002                  $10,371                  $2,587
        9/30/2002                  $10,049                  $2,381
        10/31/2002                 $10,144                  $2,395
        11/30/2002                 $10,471                  $2,494
        12/31/2002                 $10,736                  $2,400
        1/31/2003                  $11,308                  $2,515
        2/28/2003                  $11,564                  $2,452
        3/31/2003                  $11,423                  $2,358
        4/30/2003                  $11,469                  $2,361
        5/31/2003                  $12,423                  $2,662
        6/30/2003                  $12,823                  $2,833
        7/31/2003                  $14,009                  $3,114
        8/31/2003                  $14,736                  $3,321
        9/30/2003                  $14,765                  $3,347
        10/31/2003                 $16,056                  $3,855
        11/30/2003                 $16,065                  $3,894
        12/31/2003                 $17,929                  $4,501
        1/31/2004                  $18,406                  $4,473
        2/29/2004                  $19,552                  $4,751
        3/31/2004                  $18,506                  $4,351
        4/30/2004                  $16,922                  $3,782
        5/31/2004                  $17,511                  $4,042
        6/30/2004                  $17,642                  $4,017
        7/31/2004                  $17,418                  $4,032
        8/31/2004                  $18,240                  $4,049
        9/30/2004                  $18,839                  $4,349
        10/31/2004                 $18,697                  $4,243
        11/30/2004                 $20,051                  $4,670
        12/31/2004                 $20,266                  $4,587
        1/31/2005                  $19,804                  $4,487
        2/29/2005                  $21,045                  $4,819
        3/31/2005                  $20,624                  $4,571
        4/30/2005                  $20,759                  $4,589
        5/31/2005                  $21,149                  $4,634
        6/30/2005                  $21,455                  $4,827
        7/31/2005                  $22,573                  $5,178
        8/31/2005                  $22,238                  $5,206


10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
ADVISOR CLASS            8/31/05
--------------------------------
1-Year                   +22.31%
--------------------------------
5-Year                   +16.11%
--------------------------------
10-Year                   +9.45%
--------------------------------

TEMPLETON CHINA WORLD FUND-CLASS C*

Total Return Index Comparison

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                TEMPLETON CHINA           MSCI CHINA
          DATE                WORLD FUND-CLASS C*          INDEX(6)
        9/1/1995                   $10,000                 $10,000
        9/30/1995                  $10,098                  $9,565
        10/31/1995                  $9,980                  $8,972
        11/30/1995                  $9,919                  $8,340
        12/31/1995                 $10,114                  $7,954
        1/31/1996                  $11,247                  $9,172
        2/29/1996                  $11,126                  $9,444
        3/31/1996                  $10,793                  $9,010
        4/30/1996                  $11,043                  $8,533
        5/31/1996                  $11,133                  $8,925
        6/30/1996                  $11,265                  $9,067
        7/31/1996                  $11,135                  $8,750
        8/31/1996                  $11,258                  $8,721
        9/30/1996                  $11,558                  $8,621
        10/31/1996                 $12,049                  $8,409
        11/30/1996                 $13,541                  $9,380
        12/31/1996                 $14,032                 $10,934
        1/31/1997                  $13,886                 $10,691
        2/28/1997                  $13,986                 $11,006
        3/31/1997                  $13,501                 $10,688
        4/30/1997                  $14,034                 $12,100
        5/31/1997                  $14,671                 $11,963
        6/30/1997                  $14,420                 $12,231
        7/31/1997                  $15,228                 $13,906
        8/31/1997                  $14,987                 $14,726
        9/30/1997                  $14,781                 $12,277
        10/31/1997                 $10,346                 $10,283
        11/30/1997                  $9,918                  $8,422
        12/31/1997                  $9,678                  $8,173
        1/31/1998                   $7,710                  $6,094
        2/28/1998                   $9,998                  $8,256
        3/31/1998                   $9,845                  $8,043
        4/30/1998                   $9,042                  $7,215
        5/31/1998                   $7,630                  $6,268
        6/30/1998                   $7,066                  $5,291
        7/31/1998                   $6,654                  $4,333
        8/31/1998                   $5,906                  $3,160
        9/30/1998                   $6,537                  $4,525
        10/31/1998                  $7,991                  $4,975
        11/30/1998                  $8,309                  $5,134
        12/31/1998                  $7,714                  $4,710
        1/31/1999                   $6,927                  $3,835
        2/28/1999                   $6,910                  $3,672
        3/31/1999                   $7,536                  $4,171
        4/30/1999                   $9,311                  $5,219
        5/31/1999                   $8,755                  $5,231
        6/30/1999                  $10,076                  $7,682
        7/31/1999                   $9,521                  $6,722
        8/31/1999                   $9,376                  $6,668
        9/30/1999                   $8,803                  $6,402
        10/31/1999                  $8,710                  $5,885
        11/30/1999                  $9,621                  $5,773
        12/31/1999                 $10,694                  $5,338
        1/31/2000                  $10,459                  $5,105
        2/29/2000                  $10,818                  $4,168
        3/31/2000                  $11,313                  $4,264
        4/30/2000                  $10,067                  $4,666
        5/31/2000                   $9,726                  $4,749
        6/30/2000                  $10,327                  $5,384
        7/31/2000                  $10,674                  $5,282
        8/31/2000                  $10,953                  $5,067
        9/30/2000                  $10,197                  $4,451
        10/31/2000                  $9,210                  $4,243
        11/30/2000                  $9,045                  $3,678
        12/31/2000                  $9,411                  $3,708
        1/31/2001                   $9,897                  $4,246
        2/28/2001                  $10,326                  $3,859
        3/31/2001                   $9,848                  $3,233
        4/30/2001                  $10,245                  $3,561
        5/31/2001                  $11,069                  $3,658
        6/30/2001                  $10,874                  $3,779
        7/31/2001                   $9,710                  $3,267
        8/31/2001                   $9,196                  $2,560
        9/30/2001                   $8,714                  $2,473
        10/31/2001                  $9,392                  $2,536
        11/30/2001                  $9,500                  $2,783
        12/31/2001                  $9,240                  $2,792
        1/31/2002                   $9,671                  $2,530
        2/28/2002                   $9,976                  $2,551
        3/31/2002                  $10,299                  $2,694
        4/30/2002                  $10,963                  $2,812
        5/31/2002                  $11,353                  $2,855
        6/30/2002                  $11,107                  $2,759
        7/31/2002                  $10,753                  $2,639
        8/31/2002                  $10,371                  $2,587
        9/30/2002                  $10,049                  $2,381
        10/31/2002                 $10,144                  $2,395
        11/30/2002                 $10,471                  $2,494
        12/31/2002                 $10,736                  $2,400
        1/31/2003                  $11,308                  $2,515
        2/28/2003                  $11,564                  $2,452
        3/31/2003                  $11,423                  $2,358
        4/30/2003                  $11,469                  $2,361
        5/31/2003                  $12,423                  $2,662
        6/30/2003                  $12,823                  $2,833
        7/31/2003                  $14,009                  $3,114
        8/31/2003                  $14,736                  $3,321
        9/30/2003                  $14,755                  $3,347
        10/31/2003                 $16,046                  $3,855
        11/30/2003                 $16,046                  $3,894
        12/31/2003                 $17,894                  $4,501
        1/31/2004                  $18,361                  $4,473
        2/29/2004                  $19,498                  $4,751
        3/31/2004                  $18,441                  $4,351
        4/30/2004                  $16,857                  $3,782
        5/31/2004                  $17,425                  $4,042
        6/30/2004                  $17,537                  $4,017
        7/31/2004                  $17,314                  $4,032
        8/31/2004                  $18,126                  $4,049
        9/30/2004                  $18,704                  $4,349
        10/31/2004                 $18,558                  $4,243
        11/30/2004                 $19,906                  $4,670
        12/31/2004                 $20,099                  $4,587
        1/31/2005                  $19,628                  $4,487
        2/29/2005                  $20,853                  $4,819
        3/31/2005                  $20,413                  $4,571
        4/30/2005                  $20,536                  $4,589
        5/31/2005                  $20,914                  $4,634
        6/30/2005                  $21,211                  $4,827
        7/31/2005                  $22,313                  $5,178
        8/31/2005                  $21,960                  $5,206

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
CLASS C                  8/31/05
--------------------------------
1-Year                   +20.10%
--------------------------------
5-Year                   +14.93%
--------------------------------
10-Year                   +8.18%
--------------------------------

TEMPLETON CHINA WORLD FUND-ADVISOR CLASS

Total Return Index Comparison

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                TEMPLETON CHINA           MSCI CHINA
          DATE              WORLD FUND-ADVISOR CLASS        INDEX
        9/1/1995                   $10,000                 $10,000
        9/30/1995                  $10,105                  $9,565
        10/31/1995                 $10,015                  $8,972
        11/30/1995                  $9,962                  $8,340
        12/31/1995                 $10,171                  $7,954
        1/31/1996                  $11,320                  $9,172
        2/29/1996                  $11,206                  $9,444
        3/31/1996                  $10,880                  $9,010
        4/30/1996                  $11,141                  $8,533
        5/31/1996                  $11,240                  $8,925
        6/30/1996                  $11,383                  $9,067
        7/31/1996                  $11,261                  $8,750
        8/31/1996                  $11,395                  $8,721
        9/30/1996                  $11,708                  $8,621
        10/31/1996                 $12,246                  $8,409
        11/30/1996                 $13,772                  $9,380
        12/31/1996                 $14,291                 $10,934
        1/31/1997                  $14,154                 $10,691
        2/28/1997                  $14,267                 $11,006
        3/31/1997                  $13,784                 $10,688
        4/30/1997                  $14,341                 $12,100
        5/31/1997                  $15,003                 $11,963
        6/30/1997                  $14,760                 $12,231
        7/31/1997                  $15,600                 $13,906
        8/31/1997                  $15,366                 $14,726
        9/30/1997                  $15,168                 $12,277
        10/31/1997                 $10,680                 $10,283
        11/30/1997                 $10,246                  $8,422
        12/31/1997                 $10,021                  $8,173
        1/31/1998                   $7,990                  $6,094
        2/28/1998                  $10,368                  $8,256
        3/31/1998                  $10,219                  $8,043
        4/30/1998                   $9,394                  $7,215
        5/31/1998                   $7,934                  $6,268
        6/30/1998                   $7,355                  $5,291
        7/31/1998                   $6,933                  $4,333
        8/31/1998                   $6,159                  $3,160
        9/30/1998                   $6,822                  $4,525
        10/31/1998                  $8,358                  $4,975
        11/30/1998                  $8,697                  $5,134
        12/31/1998                  $8,085                  $4,710
        1/31/1999                   $7,266                  $3,835
        2/28/1999                   $7,255                  $3,672
        3/31/1999                   $7,918                  $4,171
        4/30/1999                   $9,790                  $5,219
        5/31/1999                   $9,213                  $5,231
        6/30/1999                  $10,611                  $7,682
        7/31/1999                  $10,035                  $6,722
        8/31/1999                   $9,891                  $6,668
        9/30/1999                   $9,296                  $6,402
        10/31/1999                  $9,209                  $5,885
        11/30/1999                 $10,181                  $5,773
        12/31/1999                 $11,335                  $5,338
        1/31/2000                  $11,095                  $5,105
        2/29/2000                  $11,485                  $4,168
        3/31/2000                  $12,020                  $4,264
        4/30/2000                  $10,706                  $4,666
        5/31/2000                  $10,353                  $4,749
        6/30/2000                  $11,001                  $5,384
        7/31/2000                  $11,380                  $5,282
        8/31/2000                  $11,687                  $5,067
        9/30/2000                  $10,890                  $4,451
        10/31/2000                  $9,846                  $4,243
        11/30/2000                  $9,680                  $3,678
        12/31/2000                 $10,081                  $3,708
        1/31/2001                  $10,611                  $4,246
        2/28/2001                  $11,078                  $3,859
        3/31/2001                  $10,575                  $3,233
        4/30/2001                  $11,011                  $3,561
        5/31/2001                  $11,905                  $3,658
        6/30/2001                  $11,704                  $3,779
        7/31/2001                  $10,461                  $3,267
        8/31/2001                   $9,917                  $2,560
        9/30/2001                   $9,404                  $2,473
        10/31/2001                 $10,149                  $2,536
        11/30/2001                 $10,274                  $2,783
        12/31/2001                 $10,003                  $2,792
        1/31/2002                  $10,479                  $2,530
        2/28/2002                  $10,816                  $2,551
        3/31/2002                  $11,175                  $2,694
        4/30/2002                  $11,906                  $2,812
        5/31/2002                  $12,339                  $2,855
        6/30/2002                  $12,081                  $2,759
        7/31/2002                  $11,706                  $2,639
        8/31/2002                  $11,300                  $2,587
        9/30/2002                  $10,958                  $2,381
        10/31/2002                 $11,073                  $2,395
        11/30/2002                 $11,438                  $2,494
        12/31/2002                 $11,738                  $2,400
        1/31/2003                  $12,373                  $2,515
        2/28/2003                  $12,662                  $2,452
        3/31/2003                  $12,519                  $2,358
        4/30/2003                  $12,582                  $2,361
        5/31/2003                  $13,639                  $2,662
        6/30/2003                  $14,090                  $2,833
        7/31/2003                  $15,406                  $3,114
        8/31/2003                  $16,233                  $3,321
        9/30/2003                  $16,289                  $3,347
        10/31/2003                 $17,709                  $3,855
        11/30/2003                 $17,720                  $3,894
        12/31/2003                 $19,773                  $4,501
        1/31/2004                  $20,309                  $4,473
        2/29/2004                  $21,585                  $4,751
        3/31/2004                  $20,432                  $4,351
        4/30/2004                  $18,687                  $3,782
        5/31/2004                  $19,347                  $4,042
        6/30/2004                  $19,492                  $4,017
        7/31/2004                  $19,246                  $4,032
        8/31/2004                  $20,162                  $4,049
        9/30/2004                  $20,834                  $4,349
        10/31/2004                 $20,688                  $4,243
        11/30/2004                 $22,194                  $4,670
        12/31/2004                 $22,431                  $4,587
        1/31/2005                  $21,922                  $4,487
        2/29/2005                  $23,314                  $4,819
        3/31/2005                  $22,850                  $4,571
        4/30/2005                  $23,008                  $4,589
        5/31/2005                  $23,438                  $4,634
        6/30/2005                  $23,790                  $4,827
        7/31/2005                  $25,046                  $5,178
        8/31/2005                  $24,671                  $5,206


                                                              Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

*     Fund performance includes the maximum initial sales charge.

(1) Effective after the close of business on 8/8/03, Templeton China World Fund, Inc. (Closed-End Fund), was converted into an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Total return information is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all charges, fees and expenses currently applicable to the Fund and each class. The Closed-End Fund was offered without a sales charge and Rule 12b-1 fees. On 8/11/03, the Fund began offering Class A, B and C shares. For periods prior to 8/11/03, performance quotations are based upon the Closed-End Fund's performance restated to take into account all charges, fees and expenses applicable to the Fund and each class, including that class's current, applicable, maximum sales charge and Rule 12b-1 fees. Beginning on 8/11/03, actual class performance is used reflecting all charges, fees and expenses applicable to the Fund and each class.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China.


12 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 2/28/05          VALUE 8/31/05    PERIOD* 2/28/05-8/31/05
---------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,056.00               $10.62
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,014.87               $10.41
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,052.50               $13.97
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,011.59               $13.69
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,052.40               $13.81
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,011.75               $13.54
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,057.80               $ 8.82
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,016.64               $ 8.64
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      2.05%; B: 2.70%; C: 2.67%; and Advisor: 1.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

TEMPLETON CHINA WORLD FUND

FINANCIAL HIGHLIGHTS

                                                        ----------------------------------------
                                                                 YEAR ENDED AUGUST 31,
CLASS A                                                   2005            2004           2003(e)
                                                        ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................    $  17.97       $   14.89       $   14.30
                                                        ----------------------------------------
Income from investment operations:

 Net investment income(a) ..........................        0.43            0.21            0.12

 Net realized and unrealized gains (losses) ........        3.46            3.24            0.40
                                                        ----------------------------------------
Total from investment operations ...................        3.89            3.45            0.52
                                                        ----------------------------------------
Less distributions from net investment income ......       (0.19)          (0.40)             --
                                                        ----------------------------------------
Redemption fees ....................................          --(c)         0.03            0.07
                                                        ----------------------------------------
Net asset value, end of year .......................    $  21.67       $   17.97       $   14.89
                                                        ========================================

Total return(b) ....................................       21.85%          23.80%           4.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................    $111,193       $  43,179       $   3,166

Ratios to average net assets:

 Expenses ..........................................        2.08%           2.14%(d)        3.03%(f)

 Net investment income .............................        1.86%           1.09%          38.74%(f)

Portfolio turnover rate ............................        9.66%          30.82%          19.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d) Ratio of expenses to average net assets, excluding payments by affiliate were 2.30%.

(e)   For the period August 11, 2003 (effective date) to August 31, 2003.

(f) Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                         Annual Report | See notes to financial statements. | 15

TEMPLETON CHINA WORLD FUND

                                                        -----------------------------------
                                                                YEAR ENDED AUGUST 31,
CLASS B                                                   2005          2004        2003(e)
                                                        -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................    $ 17.84       $ 14.88       $ 14.30
                                                        -----------------------------------
Income from investment operations:

 Net investment income(a) ..........................       0.24          0.16          0.08

 Net realized and unrealized gains (losses) ........       3.51          3.16          0.43
                                                        -----------------------------------
Total from investment operations ...................       3.75          3.32          0.51
                                                        -----------------------------------
Less distributions from net investment income ......      (0.12)        (0.39)           --
                                                        -----------------------------------
Redemption fees ....................................         --(c)       0.03          0.07
                                                        -----------------------------------
Net asset value, end of year .......................    $ 21.47       $ 17.84       $ 14.88
                                                        ===================================

Total return(b) ....................................      21.12%        22.95%         4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................    $12,264       $ 8,630       $   362

Ratios to average net assets:

 Expenses ..........................................       2.73%         2.79%(d)      3.68%(f)

 Net investment income .............................       1.21%         0.44%        38.09%(f)

Portfolio turnover rate ............................       9.66%        30.82%        19.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d) Ratio of expenses to average net assets, excluding payments by affiliate were 2.95%.

(e)   For the period August 11, 2003 (effective date) to August 31, 2003.

(f) Ratio represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


16 | See notes to financial statements. | Annual Report

TEMPLETON CHINA WORLD FUND

                                                        -----------------------------------
                                                                YEAR ENDED AUGUST 31,
CLASS C                                                   2005          2004        2003(e)
                                                        -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................    $ 17.85       $ 14.88       $ 14.30
                                                        -----------------------------------
Income from investment operations:

 Net investment income(a) ..........................       0.29          0.12          0.11

 Net realized and unrealized gains (losses) ........       3.46          3.21          0.40
                                                        -----------------------------------
Total from investment operations ...................       3.75          3.33          0.51
                                                        -----------------------------------
Less distributions from net investment income ......      (0.11)        (0.39)           --
                                                        -----------------------------------
Redemption fees ....................................         --(c)       0.03          0.07
                                                        -----------------------------------
Net asset value, end of year .......................    $ 21.49       $ 17.85       $ 14.88
                                                        ===================================

Total return(b) ....................................      21.10%        23.02%         4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................    $45,738       $20,603       $   652

Ratios to average net assets:

 Expenses ..........................................       2.68%         2.75%(d)      3.68%(f)

 Net investment income .............................       1.26%         0.48%        38.09%(f)

Portfolio turnover rate ............................       9.66%        30.82%        19.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d) Ratio of expenses to average net assets, excluding payments by affiliate were 2.91%.

(e)   For the period August 11, 2003 (effective date) to August 31, 2003.

(f) Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


Annual Report | See notes to financial statements. | 17

TEMPLETON CHINA WORLD FUND

                                                          -----------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                 2005          2004        2003(E)           2002         2001
                                                          -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $  18.03      $  14.90       $  10.64       $   9.52     $  11.33
                                                          -----------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .............................       0.42          0.24           0.43           0.21         0.18

 Net realized and unrealized gains (losses) ...........       3.56          3.27           4.08           0.98        (1.98)
                                                          -----------------------------------------------------------------
Total from investment operations ......................       3.98          3.51           4.51           1.19        (1.80)
                                                          -----------------------------------------------------------------
Capital share repurchases .............................         --            --             --           0.11         0.09
                                                          -----------------------------------------------------------------
Less distributions from net investment income .........      (0.23)        (0.41)         (0.32)         (0.18)       (0.10)
                                                          -----------------------------------------------------------------
Redemption fees .......................................         --(c)       0.03           0.07             --           --
                                                          -----------------------------------------------------------------
Net asset value, end of year ..........................   $  21.78      $  18.03       $  14.90       $  10.64     $   9.52
                                                          =================================================================
Market value, end of year(b) ..........................         --            --             --       $   9.10     $   7.73
                                                          =================================================================

Total return (based on market value per share) ........         --            --             --          20.27%       (2.14)%

Total return (based on net asset value per share) .....      22.31%        24.21%         43.95%            --           --

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $190,844      $161,599       $181,913       $173,204     $172,209

Ratios to average net assets:

 Expenses .............................................       1.73%         1.79%(d)       2.10%(d)       1.66%        1.66%

 Net investment income ................................       2.21%         1.44%          3.66%          2.01%        1.70%

Portfolio turnover rate ...............................       9.66%        30.82%         19.99%         44.62%       83.85%

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale of the New York Stock Exchange.

(c)   Amount is less than $0.01 per share.

(d) Ratio of expenses to average net assets, excluding payments by affiliate for the years ended August 31, 2003 and 2004, were 2.63% and 1.95%, respectively.

(e) On August 8, 2003, the Fund converted from a closed-end fund to an open-end fund whereby the shares of the closed-end fund were exchanged for Advisor Class shares. Based on historical information, the information included is for operation of the Fund as a closed-end fund, and does not reflect expenses applicable to an open-end fund.


18 | See notes to financial statements. | Annual Report

TEMPLETON CHINA WORLD FUND

STATEMENT OF INVESTMENTS, AUGUST 31, 2005

---------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 84.9%
       AIR FREIGHT & LOGISTICS 0.1%
       Sinotrans Ltd., H ........................................        China             1,238,000     $    434,084
                                                                                                         ------------
       AIRLINES 0.5%
    (a)Air China Ltd., H ........................................        China             6,088,000        1,840,896
(a),(b)Air China Ltd., H, 144A ..................................        China               500,000          151,191
                                                                                                         ------------
                                                                                                            1,992,087
                                                                                                         ------------
       AUTO COMPONENTS 1.7%
       Cheng Shin Rubber Industry Co. Ltd. ......................       Taiwan             5,491,540        5,541,844
       Weifu High-Technology Co. Ltd., B ........................        China             1,082,487          780,005
                                                                                                         ------------
                                                                                                            6,321,849
                                                                                                         ------------
       AUTOMOBILES 0.4%
       Brilliance China Automotive Holdings Ltd. ................        China             3,642,000          618,587
       Chongqing Changan Automobile Co. Ltd., B .................        China             1,791,800          896,862
                                                                                                         ------------
                                                                                                            1,515,449
                                                                                                         ------------
       CAPITAL MARKETS 0.6%
       Yuanta Core Pacific Securities Co. .......................       Taiwan             3,784,156        2,178,056
                                                                                                         ------------
       COMMERCIAL BANKS 8.8%
(a),(b)Bank of Communications Ltd., 144A ........................        China               928,000          408,974
       Chinatrust Financial Holding Co. Ltd. ....................       Taiwan             2,599,829        2,421,215
       HSBC Holdings PLC ........................................   United Kingdom         1,207,784       19,348,415
 (a)   Mega Financial Holdings Co. Ltd. .........................       Taiwan            14,406,000        9,545,349
                                                                                                         ------------
                                                                                                           31,723,953
                                                                                                         ------------
       COMMUNICATIONS EQUIPMENT 1.0%
       D-Link Corp. .............................................       Taiwan             3,558,521        3,449,864
                                                                                                         ------------
       COMPUTERS & PERIPHERALS 5.9%
       Acer Inc. ................................................       Taiwan             6,580,961       12,458,613
       Asustek Computer Inc. ....................................       Taiwan             1,212,268        2,942,758
       Lite-On Technology Corp. .................................       Taiwan             5,675,586        5,866,216
                                                                                                         ------------
                                                                                                           21,267,587
                                                                                                         ------------
       CONSTRUCTION MATERIALS 0.5%
       Anhui Conch Cement Co. Ltd., H ...........................        China             2,192,000        1,974,356
                                                                                                         ------------
       DISTRIBUTORS 3.4%
       China Resources Enterprise Ltd. ..........................        China             6,700,000       10,647,031
       Test-Rite International Co. Ltd. .........................       Taiwan             2,225,980        1,498,713
                                                                                                         ------------
                                                                                                           12,145,744
                                                                                                         ------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
    (b)China Telecom Corp. Ltd., H, 144A ........................        China             9,073,833        3,356,722
                                                                                                         ------------
       ELECTRIC UTILITIES 2.9%
       Cheung Kong Infrastructure Holdings Ltd. .................      Hong Kong           3,320,548       10,446,610
                                                                                                         ------------


                                                              Annual Report | 19

TEMPLETON CHINA WORLD FUND

---------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ELECTRICAL EQUIPMENT 0.1%
       Phoenixtec Power Co. Ltd. ................................        Taiwan              454,055     $    422,860
                                                                                                         ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS 2.9%
       Delta Electronics Inc. ...................................        Taiwan            3,838,163        6,223,098
       Synnex Technology International Corp. ....................        Taiwan            3,605,800        4,282,920
                                                                                                         ------------
                                                                                                           10,506,018
                                                                                                         ------------
       FOOD & STAPLES RETAILING 10.2%
       Dairy Farm International Holdings Ltd. (USD Traded) ......      Hong Kong          10,219,776       31,476,910
       President Chain Store Corp. ..............................        Taiwan            2,844,088        5,132,385
                                                                                                         ------------
                                                                                                           36,609,295
                                                                                                         ------------
       FOOD PRODUCTS 0.6%
       UNI-President Enterprises Corp. ..........................        Taiwan            5,491,950        2,054,241
                                                                                                         ------------
       HOTELS, RESTAURANTS & LEISURE 2.6%
       Hongkong and Shanghai Hotels Ltd. ........................      Hong Kong           7,985,978        9,248,204
                                                                                                         ------------
       HOUSEHOLD DURABLES 0.3%
       TCL Multimedia Technology Holdings Ltd. ..................        China             5,052,000          923,078
                                                                                                         ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.7%
       Datang International Power Generation Co. Ltd., H ........        China             9,620,320        7,179,667
       Guangdong Electric Power Development Co. Ltd., B .........        China             7,053,263        3,376,135
       Huadian Power International Corp. Ltd., H ................        China             7,936,000        2,195,467
       Huaneng Power International Inc., H ......................        China               590,776          418,092
                                                                                                         ------------
                                                                                                           13,169,361
                                                                                                         ------------
       INDUSTRIAL CONGLOMERATES 3.6%
       CITIC Pacific Ltd. .......................................        China               860,092        2,396,015
    (a)LG Corp. .................................................     South Korea            254,910        5,891,035
       Shanghai Industrial Holdings Ltd. ........................        China             2,527,253        4,796,534
                                                                                                         ------------
                                                                                                           13,083,584
                                                                                                         ------------
       LEISURE EQUIPMENT & PRODUCTS 0.5%
       Premier Image Technology Corp. ...........................        Taiwan            1,445,090        1,676,746
                                                                                                         ------------
       MACHINERY 2.0%
       China International Marine Containers Co. Ltd., B ........        China             5,591,330        5,503,809
       Yung Tay Engineering Co. Ltd. ............................        Taiwan            2,524,000        1,849,649
                                                                                                         ------------
                                                                                                            7,353,458
                                                                                                         ------------
       METALS & MINING 0.1%
       Aluminum Corp. of China Ltd., H ..........................        China               372,000          204,628
                                                                                                         ------------
       OFFICE ELECTRONICS 0.4%
       Kinpo Electronics Inc. ...................................        Taiwan            3,042,648        1,305,319
                                                                                                         ------------


20 | Annual Report

TEMPLETON CHINA WORLD FUND

---------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       OIL, GAS & CONSUMABLE FUELS 8.6%
       China Petroleum & Chemical Corp., H ......................        China            37,309,395     $ 16,322,395
       PetroChina Co. Ltd., H ...................................        China            18,027,903       14,614,115
                                                                                                         ------------
                                                                                                           30,936,510
                                                                                                         ------------
       PAPER & FOREST PRODUCTS 0.1%
    (a)Shandong Chenming Paper Holdings Ltd., B .................        China               540,000          265,426
                                                                                                         ------------
       REAL ESTATE 6.6%
       Cheung Kong Holdings Ltd. ................................      Hong Kong           1,360,690       14,759,564
       Henderson Investment Ltd. ................................      Hong Kong           2,888,756        4,014,407
       Hong Kong Land Holdings Ltd. (USD Traded) ................      Hong Kong           1,521,000        4,988,880
                                                                                                         ------------
                                                                                                           23,762,851
                                                                                                         ------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
       Faraday Technology Corp. .................................       Taiwan               309,560          541,612
       Samsung Electronics Co. Ltd. .............................     South Korea              5,510        2,886,317
       Siliconware Precision Industries Co. Ltd. ................       Taiwan             1,297,666        1,158,984
    (a)Sunplus Technology Co. Ltd. ..............................       Taiwan             1,683,660        1,683,660
       Taiwan Semiconductor Manufacturing Co., Ltd. .............       Taiwan             3,910,189        6,447,335
                                                                                                         ------------
                                                                                                           12,717,908
                                                                                                         ------------
       SPECIALTY RETAIL 0.2%
       Gome Electrical Appliances Holdings Ltd. .................       Bermuda            1,099,000          678,775
                                                                                                         ------------
       TEXTILES APPAREL & LUXURY GOODS 0.2%
       Tack Fat Group International Ltd. ........................      Hong Kong           6,352,000          702,903
                                                                                                         ------------
       TRANSPORTATION INFRASTRUCTURE 4.4%
       China Merchants Holdings (International) Co. Ltd. ........        China             1,289,680        2,729,824
       Cosco Pacific Ltd. .......................................        China             2,645,449        5,225,099
       Hainan Meilan International Airport Co. Ltd., H ..........      Hong Kong           1,440,000          745,787
       Hopewell Holdings Ltd. ...................................      Hong Kong           2,788,000        7,156,859
                                                                                                         ------------
                                                                                                           15,857,569
                                                                                                         ------------
       WIRELESS TELECOMMUNICATION SERVICES 7.6%
       China Mobile (Hong Kong) Ltd., fgn. ......................        China             5,828,770       25,200,141
       Taiwan Mobile Co. Ltd. ...................................       Taiwan             2,496,930        2,317,761
                                                                                                         ------------
                                                                                                           27,517,902
                                                                                                         ------------
       TOTAL COMMON STOCKS (COST $207,764,549)                                                            305,802,997
                                                                                                         ------------


                                                              Annual Report | 21

TEMPLETON CHINA WORLD FUND

---------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS (COST $51,451,302) 14.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES 14.3%
    (c)U.S. Treasury Bills, 9/01/05 - 11/25/05 ..................    United States       $51,749,000     $ 51,458,687
                                                                                                         ------------
       TOTAL INVESTMENTS (COST $259,215,851) 99.2% ..............                                         357,261,684
       OTHER ASSETS, LESS LIABILITIES 0.8% ......................                                           2,777,400
                                                                                                         ------------
       NET ASSETS 100.0% ........................................                                        $360,039,084
                                                                                                         ============

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.

(c)   The security is traded on a discount basis with no stated coupon rate.


22 | See notes to financial statements. | Annual Report

TEMPLETON CHINA WORLD FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005

Assets:
 Investments in securities:
  Cost ....................................................................   $259,215,851
                                                                              ============
  Value ...................................................................   $357,261,684
 Cash .....................................................................        592,132
 Foreign currency, at value (cost $194,173) ...............................        187,918
 Receivables:
  Capital shares sold .....................................................      2,008,630
  Dividends ...............................................................      1,968,237
                                                                              ------------
        Total assets ......................................................    362,018,601
                                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased .........................................        854,490
  Capital shares redeemed .................................................        433,581
  Affiliates ..............................................................        567,184
 Other liabilities ........................................................        124,262
                                                                              ------------
        Total liabilities .................................................      1,979,517
                                                                              ------------
           Net assets, at value ...........................................   $360,039,084
                                                                              ============
Net assets consist of:
 Paid-in capital ..........................................................   $290,671,263
 Undistributed net investment income ......................................      5,626,297
 Net unrealized appreciation (depreciation) ...............................     98,013,548
 Accumulated net realized gain (loss) .....................................    (34,272,024)
                                                                              ------------
           Net assets, at value ...........................................   $360,039,084
                                                                              ============
CLASS A:
 Net assets, at value
                                                                              $111,192,525
                                                                              ============
 Shares outstanding .......................................................      5,130,879
                                                                              ============
 Net asset value per share(a) .............................................   $      21.67
                                                                              ============
 Maximum offering price per share (net asset value per share / 94.25%) ....   $      22.99
                                                                              ============
CLASS B:
 Net assets, at value
                                                                              $ 12,264,180
                                                                              ============
 Shares outstanding .......................................................        571,339
                                                                              ============
 Net asset value and maximum offering price per share(a) ..................   $      21.47
                                                                              ============
CLASS C:
 Net assets, at value
                                                                              $ 45,738,148
                                                                              ============
 Shares outstanding .......................................................      2,127,874
                                                                              ============
 Net asset value and maximum offering price per share(a) ..................   $      21.49
                                                                              ============
ADVISOR CLASS:
 Net assets, at value
                                                                              $190,844,231
                                                                              ============
 Shares outstanding .......................................................      8,763,417
                                                                              ============
 Net asset value and maximum offering price per share(a) ..................   $      21.78
                                                                              ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 23

TEMPLETON CHINA WORLD FUND

STATEMENT OF OPERATIONS
for the year ended August 31, 2005

Investment income:
 Dividends (net of foreign taxes of $732,517) .................................   $ 10,704,586
 Interest .....................................................................        581,691
                                                                                  ------------
        Total investment income ...............................................     11,286,277
                                                                                  ------------
Expenses:
 Management fees (Note 3a) ....................................................      3,563,745
 Administrative fees (Note 3b) ................................................        571,880
 Distribution fees (Note 3c)
  Class A .....................................................................        254,276
  Class B .....................................................................        110,044
  Class C .....................................................................        290,651
 Transfer agent fees (Note 3e) ................................................        404,500
 Custodian fees (Note 4) ......................................................        215,900
 Reports to shareholders ......................................................         59,900
 Registration and filing fees .................................................         66,500
 Professional fees ............................................................         21,510
 Trustees' fees and expenses ..................................................         32,800
 Other ........................................................................         10,700
                                                                                  ------------
        Total expenses ........................................................      5,602,406
        Expense reductions (Note 4) ...........................................         (2,919)
                                                                                  ------------
           Net expenses .......................................................      5,599,487
                                                                                  ------------
              Net investment income ...........................................      5,686,790
                                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................      9,179,769
  Foreign currency transactions ...............................................        (17,689)
                                                                                  ------------
        Net realized gain (loss) ..............................................      9,162,080
                                                                                  ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................................     39,533,839
  Translation of assets and liabilities denominated in foreign currencies .....        (30,268)
                                                                                  ------------
        Net change in unrealized appreciation (depreciation) ..................     39,503,571
                                                                                  ------------
Net realized and unrealized gain (loss) .......................................     48,665,651
                                                                                  ------------
Net increase (decrease) in net assets resulting from operations ...............   $ 54,352,441
                                                                                  ============


24 | See notes to financial statements. | Annual Report

TEMPLETON CHINA WORLD FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 ----------------------------
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                                     2005            2004
                                                                                                 ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................   $  5,686,790    $  3,049,578
  Net realized gain (loss) from investments and foreign currency transactions ................      9,162,080      29,315,112
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .................................     39,503,571      13,659,802
                                                                                                 ----------------------------
        Net increase (decrease) in net assets resulting from operations ......................     54,352,441      46,024,492
                                                                                                 ----------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..................................................................................       (489,886)       (403,504)
    Class B ..................................................................................        (58,609)        (41,117)
    Class C ..................................................................................       (125,851)       (120,259)
    Advisor Class ............................................................................     (1,971,461)     (4,688,513)
                                                                                                 ----------------------------
 Total distributions to shareholders .........................................................     (2,645,807)     (5,253,393)
                                                                                                 ----------------------------
 Capital share transactions: (Note 2)
    Class A ..................................................................................     55,617,034      35,872,551
    Class B ..................................................................................      1,638,322       7,860,438
    Class C ..................................................................................     19,848,842      18,750,834
    Advisor Class ............................................................................     (2,790,819)    (55,778,270)
                                                                                                 ----------------------------
 Total capital share transactions ............................................................     74,313,379       6,705,553
                                                                                                 ----------------------------
 Redemption fees .............................................................................          6,987         443,024
                                                                                                 ----------------------------
        Net increase (decrease) in net assets ................................................    126,027,000      47,919,676
Net assets:
 Beginning of year ...........................................................................    234,012,084     186,092,408
                                                                                                 ----------------------------
 End of year .................................................................................   $360,039,084    $234,012,084
                                                                                                 ============================
Undistributed net investment income included in net assets:
 End of year .................................................................................   $  5,626,297    $  2,645,635
                                                                                                 ============================


                         Annual Report | See notes to financial statements. | 25

TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company.

On June 12, 2003, Fund shareholders approved an Agreement and Plan of Reorganization, which provided for the conversion of the Fund from a closed-end fund organized as a Maryland Corporation (the Closed-End Fund) into an open-end fund organized as a Delaware Statutory Trust. The conversion, which was a tax-free reorganization, was effective after the close of business on August 8, 2003. Trading of the Closed-End Fund's shares on the New York Stock Exchange, Inc. was suspended after the close of business on August 8, 2003. The Closed-End Fund's shareholders received Advisor Class shares of the Fund equivalent in number to, and with the same net asset value as, the Closed-End Fund's shares held on August 8, 2003. For six months following the conversion, former Closed-End Fund shareholders who redeemed Advisor Class shares received in the conversion were subject to a 2% redemption fee.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


26 | Annual Report

TEMPLETON CHINA WORLD FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                              Annual Report | 27

TEMPLETON CHINA WORLD FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to all shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.


28 | Annual Report

TEMPLETON CHINA WORLD FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton funds' Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charge, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                                  2005                          2004
                                       --------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                       --------------------------------------------------------
CLASS A SHARES:
 Shares sold .......................    3,577,879    $ 72,635,554     3,412,286    $ 57,588,116
 Shares issued in reinvestment
  of distributions .................       23,212         419,671        19,982         305,934
 Shares redeemed ...................     (873,377)    (17,438,191)   (1,241,700)    (22,021,499)
                                       --------------------------------------------------------
 Net increase (decrease) ...........    2,727,714    $ 55,617,034     2,190,568    $ 35,872,551
                                       ========================================================


                                                              Annual Report | 29

TEMPLETON CHINA WORLD FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                                  2005                          2004
                                       --------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                       --------------------------------------------------------
CLASS B SHARES:
 Shares sold .......................      173,565    $  3,347,695       526,231    $  9,032,972
 Shares issued in reinvestment
  of distributions .................        2,789          50,234         2,409          36,734
 Shares redeemed ...................      (88,754)     (1,759,607)      (69,222)     (1,209,268)
                                       --------------------------------------------------------
 Net increase (decrease) ...........       87,600    $  1,638,322       459,418    $  7,860,438
                                       ========================================================
CLASS C SHARES:
 Shares sold .......................    1,263,454    $ 25,574,673     1,562,207    $ 26,837,355
 Shares issued in reinvestment
  of distributions .................        5,672         102,262         5,807          88,548
 Shares redeemed ...................     (295,678)     (5,828,093)     (457,378)     (8,175,069)
                                       --------------------------------------------------------
 Net increase (decrease) ...........      973,448    $ 19,848,842     1,110,636    $ 18,750,834
                                       ========================================================
ADVISOR CLASS SHARES:
 Shares sold .......................      908,097    $ 19,131,449       855,577    $ 14,264,876
 Shares issued in reinvestment
  of distributions .................       34,752         629,703       109,770       1,685,293
 Shares redeemed ...................   (1,142,027)    (22,551,971)   (4,210,853)    (71,728,439)
                                       --------------------------------------------------------
 Net increase (decrease) ...........     (199,178)   $ (2,790,819)   (3,245,506)   $(55,778,270)
                                       ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       1.250%             Up to and including $1 billion
       1.200%             Over $1 billion, up to and including $5 billion
       1.150%             Over $5 billion, up to and including $10 billion
       1.100%             Over $10 billion, up to and including $15 billion
       1.050%             Over $15 billion, up to and including $20 billion
       1.000%             In excess of $20 billion


30 | Annual Report

TEMPLETON CHINA WORLD FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year based on the Fund's average daily net assets.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ............    0.35%
Class B ............    1.00%
Class C ............    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received(a) .......................................   $197,623
Contingent deferred sales charges retained ..........................   $ 41,944

(a) Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $404,500, of which $248,836 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 31

TEMPLETON CHINA WORLD FUND

5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended August 31, 2005, the Fund utilized $8,835,475 of capital loss carryforwards. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
  2007 ..........................................................    $13,996,214
  2008 ..........................................................         45,311
  2009 ..........................................................      1,256,834
  2010 ..........................................................     17,884,154
                                                                     -----------
                                                                     $33,182,513
                                                                     ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $13,772.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                                         -----------------------
                                                            2005         2004
                                                         -----------------------
Distributions paid from - ordinary income ............   $2,645,807   $5,253,393

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and foreign currency transactions.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................   $260,291,590
                                                                   ============
Unrealized appreciation ........................................   $102,551,280
Unrealized depreciation ........................................     (5,581,186)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $ 96,970,094
                                                                   ============
Distributable earnings - undistributed ordinary income .........   $  5,626,297
                                                                   ============


32 | Annual Report

TEMPLETON CHINA WORLD FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $58,809,964 and $25,245,943, respectively.

7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.


                                                              Annual Report | 33

TEMPLETON CHINA WORLD FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


34 | Annual Report

TEMPLETON CHINA WORLD FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 35

TEMPLETON CHINA WORLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON CHINA WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton China World Fund (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005


36 | Annual Report

TEMPLETON CHINA WORLD FUND

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,551,726 as qualified dividends for purposes of the maximum rate under Section 1 (h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005, more than 50% of the Templeton China World Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on October 20, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 10/20/2005

--------------------------------------------------------------------------------
                                                  CLASS A

                              FOREIGN TAX         FOREIGN      FOREIGN QUALIFIED
                                 PAID          SOURCE INCOME       DIVIDENDS
COUNTRY                        PER SHARE         PER SHARE         PER SHARE
--------------------------------------------------------------------------------
China ....................      $0.0000           $0.0843           $0.0458
Hong Kong ................       0.0000            0.1700            0.0000
South Korea ..............       0.0003            0.0009            0.0009
Taiwan ...................       0.0418            0.0887            0.0000
                                -------------------------------------------
TOTAL ....................      $0.0421           $0.3439           $0.0467
                                ===========================================

--------------------------------------------------------------------------------
                                                  CLASS B

                              FOREIGN TAX         FOREIGN      FOREIGN QUALIFIED
                                 PAID          SOURCE INCOME       DIVIDENDS
COUNTRY                        PER SHARE         PER SHARE         PER SHARE
--------------------------------------------------------------------------------
China ....................      $0.0000           $0.0501           $0.0272
Hong Kong ................       0.0000            0.1011            0.0000
South Korea ..............       0.0003            0.0005            0.0005
Taiwan ...................       0.0418            0.0527            0.0000
                                -------------------------------------------
TOTAL ....................      $0.0421           $0.2044           $0.0277
                                ===========================================


                                                             Annual Report | 37

TEMPLETON CHINA WORLD FUND

--------------------------------------------------------------------------------
                                                  CLASS C

                              FOREIGN TAX         FOREIGN      FOREIGN QUALIFIED
                                 PAID          SOURCE INCOME       DIVIDENDS
COUNTRY                        PER SHARE         PER SHARE         PER SHARE
--------------------------------------------------------------------------------
China ....................      $0.0000           $0.0659           $0.0358
Hong Kong ................       0.0000            0.1330            0.0000
South Korea ..............       0.0003            0.0007            0.0007
Taiwan ...................       0.0418            0.0693            0.0000
                                -------------------------------------------
TOTAL ....................      $0.0421           $0.2689           $0.0365
                                ===========================================

--------------------------------------------------------------------------------
                                                ADVISOR CLASS

                              FOREIGN TAX         FOREIGN      FOREIGN QUALIFIED
                                 PAID          SOURCE INCOME       DIVIDENDS
COUNTRY                        PER SHARE         PER SHARE         PER SHARE
--------------------------------------------------------------------------------
China ....................      $0.0000           $0.0949           $0.0515
Hong Kong ................       0.0000            0.1914            0.0000
South Korea ..............       0.0003            0.0010            0.0010
Taiwan ...................       0.0418            0.0998            0.0000
                                -------------------------------------------
TOTAL ....................      $0.0421           $0.3871           $0.0525
                                ===========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


38 | Annual Report

TEMPLETON CHINA WORLD FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1993       141                        Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                        company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee          Since 1999       20                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee          Since 1993       142                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee Since    1996             137                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                        (exploration and refining of oil and
Suite 2100                                                                                    gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                                foods and allied products), RTI
                                                                                              International Metals, Inc. (manufac-
                                                                                              ture and distribution of titanium),
                                                                                              Canadian National Railway (railroad),
                                                                                              and White Mountains Insurance
                                                                                              Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee          Since 1993       141                        Director, Martek Biosciences
500 East Broward Blvd.                                                                        Corporation, MedImmune, Inc.
Suite 2100                                                                                    (biotechnology), and Overstock.com
Fort Lauderdale, FL 33394-3091                                                                (Internet services); and FORMERLY,
                                                                                              Director, MCI Communication
                                                                                              Corporation (subsequently known as
                                                                                              MCI WorldCom, Inc. and WorldCom,
                                                                                              Inc.) (communications services)
                                                                                              (1988-2002), White Mountains
                                                                                              Insurance Group, Ltd. (holding compa-
                                                                                              ny) (1987-2004) and Spacehab, Inc.
                                                                                              (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (1929)          Trustee          Since 1993       27                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee          Since 2003       101                        Director, White Mountains Insurance
500 East Broward Blvd.                                                                        Group, Ltd. (holding company),
Suite 2100                                                                                    Amerada Hess Corporation
Fort Lauderdale, FL 33394-3091                                                                (exploration and refining of oil and
                                                                                              gas) and Sentient Jet (private jet
                                                                                              service); and FORMERLY, Director,
                                                                                              Becton Dickinson and Company
                                                                                              (medical technology), Cooper
                                                                                              Industries, Inc. (electrical products
                                                                                              and tools and hardware), Health Net,
                                                                                              Inc. (formerly, Foundation Health)
                                                                                              (integrated managed care), The Hertz
                                                                                              Corporation, Pacific Southwest
                                                                                              Airlines, The RCA Corporation,
                                                                                              Unicom (formerly, Commonwealth
                                                                                              Edison) and UAL Corporation
                                                                                              (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee          Since 1999       20                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Trustee          Since 1993       15                         Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                        (exploration and refining of oil and
Suite 2100                                                                                    gas), Total Logistics, Inc. (formerly
Fort Lauderdale, FL 33394-3091                                                                C2, Inc.) (operating and investment
                                                                                              business) and Weatherford
                                                                                              International, Ltd (oilfield products
                                                                                              and servicing) (2004-present); and
                                                                                              FORMERLY, Director, H.J. Heinz
                                                                                              Company (processed foods and allied
                                                                                              products) (1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982- December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and      141                        None
One Franklin Parkway             Chairman of      Chairman of the
San Mateo, CA 94403-1906         the Board        Board since
                                 and Vice         1995 and Vice
                                 President        President since
                                                  1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1996       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Since 2004       Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President   Since 2001       Not Applicable             Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002       Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment compa- nies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1996       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994       Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President - Since 2002       Not Applicable             Not Applicable
600 Fifth Avenue                 AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President and    President since  Not Applicable             Not Applicable
17th Floor, The Chater House     Chief Executive  1993 and Chief
8 Connaught Road                 Officer -        Executive
Central Hong Kong                Investment       Officer -
                                 Management       Investment
                                 since 2002       Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton
Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since            Not Applicable             Not Applicable
500 East Broward Blvd.                            December 2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004       Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)         Vice President   Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004       Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

TEMPLETON CHINA WORLD FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of


                                                              Annual Report | 45

TEMPLETON CHINA WORLD FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed, so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such services conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewal. The Lipper report for this contract renewal showed the performance of the Fund's Class A shares for the one-year period ended February 28, 2005, in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. Such report showed the Fund's total return for such period to be in the second highest quintile of such universe. The Board was satisfied with such performance. The Board noted that the Fund had converted from a closed-end fund to an open-end fund issuing multi-class shares in May 2003, and that it had been previously furnished with Lipper reports for the one-year period ended February 29, 2004, and the previous ten years ended such date in comparison to performance groups selected by Lipper as being appropriate to the Fund's structure and operations during such periods. Such prior Lipper reports had shown the Fund's total return to be in the highest quintile of such performance groups for such one-year period, as well as for each of the previous three-, five- and ten-year periods on an annualized basis.


46 | Annual Report

TEMPLETON CHINA WORLD FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of four other China region funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The expense comparisons showed the Fund's effective management fee rate to be the highest among the five funds constituting the Lipper expense group, and its actual expenses to be in the middle of such expense group. The Board found such comparative fee and expenses to be acceptable in view of the Fund's investment performance and factors relating to its operations, such as the background and experience of its portfolio managers and research staff, and their physical presence and coverage in the geographical area in which the Fund invests. The Board also noted that a majority of its outstanding shares were Advisor Class shares having no 12b-1 fee, which were issued to former shareholders upon conversion of the Fund to open-end status and that the Lipper report showed the Fund's actual total expenses to be the second lowest in the expense group when computed on a basis excluding 12b-1 fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes


                                                              Annual Report | 47

TEMPLETON CHINA WORLD FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Trustees noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. In view of the Fund's brief operating history as an open-end fund and its asset size, which was approximately $295 million on February 28, 2005, the Board believed it unclear as to whether economies of scale are realized by the Manager and its affiliates in the operation of this Fund. At present, the Fund is charged a fee for administrative services at the rate of 0.20% of its net assets, as well as a separate fee for management advisory services at the rate of 1.25% of its net assets. During the past year, the Board added breakpoints reducing the management advisory services fee on net assets exceeding $1 billion and intends to monitor the Fund's future growth in size in consideration of possible economies of scale.


48 | Annual Report

TEMPLETON CHINA WORLD FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 49

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

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton .com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON CHINA WORLD FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager . Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

188 A2005 10/05



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $23,226 for the fiscal year ended August 31, 2005 and $9,181 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $24,546 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $95 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,840 for the fiscal year ended August 31, 2005 and $99,990 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $29,386 for the fiscal year ended August 31, 2005 and $148,664 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005